SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 23, 2002
--------------------------------------------------------------------------------


                        (Date of earliest event reported)

--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                    25-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction   (Commission File Number)        (IRS Employer
  of incorporation)                                           Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania          19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------

(Former name,owner address and former fiscal year,if changed since last report)
--------------------------------------------------------------------------------


                         Exhibit Index appears on page 4

Item 5.           Other Events



     On January 23, 2002 Progress Financial Corporation reported fourth quarter net income of $555,000 or $.10 per share. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.

     In response to the July 2001 directive from the Office of Thrift Supervision, the company is currently raising up to $10 million through the private placement of common stock to accredited investors. A portion of the proceeds of the offering will be contributed to Progress Bank in order to satisfy the Bank's capital requirements under the directive. The offering is expected to close during the first quarter of 2002. Such securities will not initially be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under the Act or an applicable exemption from such registration requirements.


     On January 23, 2002, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(b) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   January 23, 2002          By:   /s/ Michael B. High
                                        -----------------------------------
                                         Michael B. High
                                         Chief Operating Officer and
                                         Chief Financial Officer

                                  EXHIBIT INDEX




  Exhibit Number                      Description


      99(a) Press Release on Fourth Quarter 2001 earnings distributed on January 23, 2002



      99(b)               Analyst package distributed on January 23, 2002

                                  Exhibit 99(a)


                  Press Release on Fourth Quarter 2001 Earnings

FOR IMMEDIATE RELEASE         Contacts:
January 23, 2002              Michael B. High, COO/CFO
                              610-941-4804
                              mike_high@progressbank.com
                              Dorothy Jaworski, Director of Investor Relations
                              484-322-4822
                              djaworski@progressbank.com

             Progress Financial Corporation Announces Fourth Quarter
                    Net Income of $555,000 or $.10 per share

     Blue Bell,  PA,  January 23,  2002 - Progress  Financial  Corporation  (the
"Company" - Nasdaq: PFNC) today reported fourth quarter 2001 earnings of $555,000, or diluted earnings per share of $.10. Operating earnings, which excludes gain from sale of securities, gain on sale of investments in unconsolidated entities, equity (loss) in unconsolidated entities, gain on sale of Maryland leasing division, client warrant income (loss), additional loan loss provisions, income from discontinued operations, non-recurring write-offs and data processing conversion costs, net of tax, for the fourth quarter of 2001 were $447,000, or diluted earnings per share of $.08, compared to $1.8 million, or diluted earnings per share of $.31 in the fourth quarter of 2000. Operating earnings, net of tax, for the year ended December 31, 2001 were $4.0 million, or diluted earnings per share of $.69 compared to $5.8 million, or diluted earnings per share of $.96 for the year ended December 31, 2000.

     Net income for the three months ended December 31, 2001, was $555,000, or diluted earnings per share of $.10, compared to net income of $1.4 million, or diluted earnings per share of $.24 for the fourth quarter of 2000. Results for the three months ended December 31, 2001 included a gain on the sale of investments in unconsolidated entities of $802,000 and a gain on sale of securities of $509,000 as compared to a gain on the sale of securities of $270,000 for same quarter in 2000. Results for the fourth quarter of 2001 included goodwill write-offs of $440,000 and an extraordinary loss of

$301,000 relating to the early extinguishment of debt. During the fourth quarter of 2000, the Company had recognized a $1.7 million gain on the sale of the Maryland-based leasing division.

     Net income for the twelve months ended December 31, 2001, was $544,000, or diluted earnings per share of $.10, compared to net income of $7.3 million, or diluted earnings per share of $1.22 for the twelve months ended December 31, 2000. A gain on sale of securities of $2.8 million was realized for 2001 as compared to a gain of $533,000 for 2000. Results for year ended December 31, 2001 included losses of $1.9 million from client warrants, due to the permanent impairment of equity securities received from warrants, compared to gains of $3.5 million in 2000, which were primarily due to market appreciation on these same warrants recorded in accordance with FASB 133. The provision for loan and leases losses was $7.1 million for the year ended December 31, 2001 as compared to $4.4 million for 2000. The increase was undertaken primarily due to increases in criticized loans, the level of charge-offs, non-performing assets, and continued economic concerns.

     To comply with the directive issued by the Office of Thrift Supervision ("OTS") to reduce lending to early stage technology companies, Progress Bank entered into an agreement to sell loans totaling $25.6 million at December 31, 2001 from the Bank's specialized lending division to Comerica Bank-California (Comerica). The sale was announced during November 2001 and has been approved by OTS and the Board of Governors of the Federal Reserve System and the transaction is expected to close by January 31, 2002, subject to approval of State regulatory authorities.

     At December 31, 2001, Progress Bank's Tier 1 leverage ratios and total risked-based capital ratios were 7.90% and 12.85%, respectively. As a result, Progress Bank was in compliance with the terms of the directive which requires the Bank to maintain 7.50% and 12.00% Tier 1 leverage and total risked-based capital ratios at December 31, 2001, respectively.

     In December 2001, the OTS agreed to extend the dates by which the Bank must comply with a designated ratio of classified assets to capital. As revised, the Bank's classified assets to capital ratio must not exceed

25% on March 31, 2002 and must not exceed 20% on June 30, 2002. At December 31, 2001, the Bank's classified assets to capital ratio was approximately 36%.

     Commenting on the fourth quarter results, W. Kirk Wycoff, President and CEO, stated, "We completed a number of important transactions in the fourth quarter to enable us to refocus on community banking. While it was expensive and time-consuming to exit these business lines, we are committed to restoring our shareholder value based on our community banking franchise. Our results for the fourth quarter and the year 2001 reflect the significant reserve additions to address credit and economic concerns as well as flat net interest income due to rapidly declining interest rates. These costs reflect our transition to a credit-based and asset-sensitive community bank model, which we believe will generate consistent results in varying interest rate and credit environments."


     Mr. Wycoff went on to say, "The expansion of our retail branch franchise by 25% and the excellent performance of our real estate and SBA lending divisions in 2001 contributed to our ability to weather the technology and economic downturn. When the Comerica sale is completed, we will have significantly reduced our Company's risk profile, and we look forward to continued growth in 2002 based on our community banking strategy."

     Average earning assets for the fourth quarter of 2001 decreased slightly to $833.3 million from $835.2 million for the same period in 2000. Tax-equivalent interest income for the fourth quarter of 2001 decreased $3.9 million, or 21%, over the same period in 2000 while interest expense decreased $3.0 million or 30% for the same period. Tax-equivalent net interest income decreased $861,000, or 10% as compared to the fourth quarter of 2000. The net interest margin for the fourth quarter of 2001 was 3.58% compared to 3.99% for the same period in 2000 and 3.78% for the third quarter of 2001. The margin has been compressed by an environment of unprecedented decreases in short-term rates during 2001 of 475 basis points and the reduction in earnings assets from the third quarter.

     Average earning assets for the year ended December 31, 2001 were $845.9 million compared to $773.3 million for 2000. The growth in average assets relates primarily to purchases of mortgage-backed securities and higher commercial real estate and business loan production funded by higher levels of deposits. Tax-equivalent interest income for the twelve months ended December 31, 2001 increased $2.0 million, or 3%, over the same period in 2000. Tax-equivalent net interest income remained level for 2001 as compared to 2000. The net interest margin was 3.79% for the year ended December 31, 2001 compared to 4.17% for 2000.

     Loans and leases outstanding totaled $530.5 million at December 31, 2001 compared to $543.1 million at December 31, 2000. This decrease was primarily due to payoffs and sales of commercial business loans and lease receivables partially offset by increases in construction loans and commercial real estate loans. Loans outstanding at December 31, 2001 include loans held for sale of $25.6 million which are primarily commercial business loans from Progress Bank's specialized lending division included in the previously announced sale to Comerica. The Company reported non-performing assets of $10.9 million at December 31, 2001 compared to $5.8 million at December 31, 2000 and $6.3 million at September 30, 2001. The increase in non-performing assets at December 31, 2001 is primarily the result of two additional non-accrual commercial business loans. The Company's non-performing assets to total assets ratio at December 31, 2001 was 1.28% compared to .63% at December 31, 2000. The non-performing loans to assets ratio was 1.10% at December 31, 2001 compared to .44% at December 31, 2000. The ratio of the allowance for loan and lease losses to total loans and leases has increased to 1.87% at December 31, 2001 compared to 1.36% at December 31, 2000.

     Non-interest income for the three months ended December 31, 2001 amounted to $5.5 million compared to $6.5 million for the same period in 2000. The quarter ended December 31, 2001 included a gain on the sale of investments in unconsolidated entities of $802,000. The Company's subsidiary, Progress Capital, Inc., sold its limited partnership interest in a venture capital fund resulting in a gain of $964,000 representing the amount by which the Company had previously written down its investment. The Company's subsidiary, Progress Development Corporation, sold its interest in Progress Development I, L.P. resulting in a loss of $162,000. For the three months ended December, 31, 2001, a gain on sale of securities of $509,000 was realized as compared to $270,000 for the same quarter in 2000. Equity in unconsolidated entities was $184,000 for the fourth quarter of 2001 as compared with a loss of $802,000 for the same period in 2000. Fee income for the quarter decreased $800,000 primarily due to lower mutual fund, annuity and insurance commissions from the Company's subsidiary, Progress Financial Resources, Inc. During the fourth quarter of 2000, the Company recognized a $1.7 million gain on the sale of the Maryland-based leasing division.

     Non-interest income for the twelve months ended December 31, 2001 amounted to $16.1 million, compared to $19.5 million for 2000. The year ended December 31, 2001 included a gain on sale of securities of $2.8 million compared to a gain of $533,000 for 2000. The securities gain during 2001 included a $708,000 gain on the disposition of the Company's investment in NewSeasons Assisted Living Communities Series B and C stock. The Company recognized a loss of $1.9 million from client warrants during 2001 compared with a gain of $3.5 million during 2000. Loss in unconsolidated entities was $634,000 for the year ended December 31, 2001 compared with a loss of $2.8 million for 2000. The 2001 loss in the unconsolidated entities primarily relates to a loss on its investment in a venture capital fund and the 2000 loss primarily relates to a loss on its investment in its mezzanine debt fund and venture capital fund. Fee income decreased $1.2 million for the year primarily due to lower mutual fund, annuity and insurance commissions from the Company's subsidiary, Progress Financial Resources, Inc., and decreased loan, brokerage and advisory fees from the Company's subsidiary, Progress Realty Advisors, Inc., which was partially offset by increased consulting fees generated by the Company's subsidiary,

KMR Management, Inc. During 2000, the Company recognized a $1.7 million gain on the sale of the Maryland-based leasing division.

     Total non-interest expense remained level at $10.8 million for the quarter ended December 31, 2001 compared to the quarter ended December 31, 2000. Excluding non-recurring expenses of $710,000 in 2001 and non-recurring expenses of $501,000 in 2000, non-interest expense decreased $192,000. The non-recurring expenses for 2001 primarily included write-offs related to Progress Leasing Company, including a goodwill write-off of $440,000. Non-recurring expenses for 2000 included a write-down of goodwill associated with the AMIC Division of Progress Realty Advisors, Inc. for $373,000. Professional services expenses increased $162,000 primarily due to legal expenses related to loans to pre-profit companies and the business activities of KMR Management, Inc. Salaries and employee benefits decreased $445,000 mainly due to lower commission expense for Progress Financial Resources, Inc.

     Total non-interest expense was $39.6 million for the twelve months ended December 31, 2001 compared to $38.3 million for 2000. Excluding non-recurring expenses of $1.1 million in 2001 and non-recurring expenses of $752,000 in 2000, non-interest expense increased $925,000. The non-recurring expenses for 2001 primarily included write-offs related to Progress Leasing Company, including a goodwill write-off of $440,000 and a write-down of used asset inventory for $422,000. Non-recurring expenses for 2000 included a write-down of goodwill associated with the AMIC Division of Progress Realty Advisors, Inc. of $373,000 and data processing conversion costs of $379,000. Professional services expenses increased $1.2 million primarily due to the business activities of KMR Management, Inc. and legal expenses related to loans to pre-profit companies. Occupancy expense increased $239,000 in 2001 mainly due to the establishment of four new banking offices. Capital securities expense increased $371,000 due to the issuance of $6.0 million of 11.445% capital securities in July 2000. Salaries and employee benefits decreased $1.0 million in 2001 mainly due to lower commission expense for Progress Financial Resources, Inc.

     During the fourth quarter of 2001, the Company paid off $10.0 million of long-term Federal Home Loan Bank borrowings resulting in an extraordinary loss on the early extinguishment of debt of $301,000.

     Total assets decreased to $851.4 million at December 31, 2001 from $914.2 million at December 31, 2000. Total deposits increased to $629.5 million at December 31, 2001 from $617.5 million at December 31, 2000.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                             FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                 December 31,   December 31,
                                                                                     2001           2000
                                                                                --------------- -------------
Assets:                                                                          (Unaudited)     (Audited)
Cash and due from banks:
   Non-interest earning                                                          $ 21,250        $  25,360
   Interest earning                                                                11,276           59,637
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $212,793 and $207,795)       211,828          205,166
   Held to maturity at amortized cost (fair value: $38,020 and $40,225)            38,173           41,940
Loans and leases, net (net of reserve: $9,917 and $7,407)                         495,025          535,712
Loans held for sale                                                                25,587               --
Premises and equipment                                                             26,038           18,343
Other assets                                                                       22,203           28,091
                                                                                 --------         --------
     Total assets                                                                $851,380         $914,249
                                                                                 ========         ========

Liabilities, Capital Securities and Shareholders' Equity
Liabilities:
Deposits                                                                         $629,523         $617,543
Short-term borrowings                                                                  93           79,360
Other liabilities                                                                  10,430           31,954
Long-term debt:
   Federal Home Loan Bank advances                                                117,000          102,000
   Other debt                                                                      20,475           10,000
Subordinated debt                                                                   3,000            3,000
                                                                                 --------         --------
    Total liabilities                                                             780,521          843,857
                                                                                 --------         --------
  Corporation-obligated mandatorily redeemable capital securities of
  subsidiary trust holding solely junior subordinated debentures of the            20,260           20,232
  Corporation

Commitments and contingencies                                                          --               --

Shareholders' equity:
Serial preferred - $.01 par value; 1,000,000 shares authorized but unissued            --               --
Junior participating preferred stock - $.01 par value; 1,010 shares                    --               --
   authorized but unissued
Common stock - $1 par value; 12,000,000 shares authorized; 5,818,000 and
   5,814,000 shares issued, including treasury shares of 84,000 and 125,000         5,818            5,814
   and unallocated shares held by the Employee Stock Ownership Plan of
   182,000 and 0
Other common shareholders' equity, net                                             45,466           46,145
Net accumulated other comprehensive loss                                             (685)          (1,799)
                                                                                 --------         --------
   Total shareholders' equity                                                      50,599           50,160
                                                                                 --------         --------
  Total liabilities, capital securities and shareholders' equity
                                                                                 $851,380         $914,249
                                                                                 ========         ========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                  Three Months Ended           Twelve Months Ended
                                                                      December 31,                 December 31,
                                                                  2001           2000          2001           2000
                                                              ---------------------------   --------------------------

                                                              (Unaudited)    (Unaudited)   (Unaudited)    (Unaudited)
Interest  income:
  Loans and leases, including fees                               $10,511        $13,644       $47,215        $51,132
  Mortgage-backed securities                                       3,176          3,125        13,935         10,461
  Investment securities                                              622          1,121         2,890          4,115
  Other                                                              142            426           945          1,320
                                                                 -------        -------       -------        -------
    Total interest income                                         14,451         18,316        64,985         67,028

Interest expense:
  Deposits                                                         4,882          7,003        23,397         24,162
  Short-term borrowings                                               30          1,572         1,759          4,707
  Long-term borrowings                                             2,134          1,494         8,216          6,306
                                                                 -------        -------       -------        -------
    Total interest expense                                         7,046         10,069        33,372         35,175

Net interest income                                                7,405          8,247        31,613         31,853
Provision for  loan and lease losses                                 972          1,666         7,116          4,416
                                                                 -------        -------       -------        -------
      Net interest income after provision for loan and             6,433          6,581        24,497         27,437
      lease losses

Non-interest income:
  Service charges on deposits                                        768            514         2,616          2,236
  Lease financing fees                                                 1            397           751          1,433
  Mutual fund, annuity and insurance commissions                   1,000          1,710         3,094          4,605
  Loan brokerage and advisory fees                                   573            540         1,319          2,193
  Private equity fund management fees                                614            614         2,457          2,235
  Gain from sale of securities                                       509            270         2,819            533
  Gain on sale of loans and lease receivables                        240            418           975            667
  Gain on sale of investments in unconsolidated entities             802             --           802             --
  Gain on sale of leasing division                                    --          1,686            --          1,686
  Client warrant income (loss)                                         9             41        (1,948)         3,523
  Equity (loss) in unconsolidated entities                           184           (802)         (634)        (2,791)
  Fees and other                                                     816          1,157         3,860          3,222
                                                                 -------        -------       -------        -------
      Total non-interest income                                    5,516          6,545        16,111         19,542
                                                                 -------        -------       -------        -------

Non-interest expense:
  Salaries and employee benefits                                   4,961          5,406        19,159         20,180
  Occupancy                                                          648            618         2,541          2,302
  Data processing                                                    280            223         1,001          1,098
  Furniture, fixtures and equipment                                  588            563         2,234          2,147
  Professional services                                              989            827         3,662          2,466
  Capital securities expense                                         572            572         2,278          1,907
  Other                                                            2,772          2,584         8,688          8,206
                                                                 -------        -------       -------        -------
      Total non-interest expense                                  10,810         10,793        39,563         38,306
                                                                 -------        -------       -------        -------

Income from continuing operations before income taxes              1,139          2,333         1,045          8,673
Income tax expense                                                   385            907           302          3,016
                                                                 -------        -------       -------        -------
Income from continuing operations                                    754          1,426           743          5,657
Gain on sale of discontinued operations, net of tax                   --             --            --          1,519
Income from discontinued operations, net of tax                       --             --            --            123
                                                                 -------        -------       -------        -------
Income before extraordinary loss                                     754          1,426           743          7,299
Extraordinary loss on early extinguishment of debt, netof tax       (199)            --          (199)            --
                                                                 -------        -------       -------        -------
Net income                                                          $555         $1,426          $544         $7,299
                                                                  ======        =======       =======        =======

Basic income from continuing operations per common share            $.13           $.25          $.13           $.98
                                                                    ====           ====          ====           ====
Diluted income from continuing operations per common share          $.13           $.24          $.13           $.95
                                                                    ====           ====          ====           ====
Basic earnings per common share, before extraordinary loss          $.13           $.25          $.13          $1.26
                                                                    ====           ====          ====          =====
Diluted earnings per common share, before extraordinary             $.13           $.24          $.13          $1.22
                                                                    ====           ====          ====          =====
loss
Basic earnings per common share                                     $.10           $.25          $.10          $1.26
                                                                    ====           ====          ====          =====
Diluted earnings per common share                                   $.10           $.24          $.10          $1.22
                                                                    ====           ====          ====          =====
Dividends per common share                                          $.00           $.06          $.12           $.21
                                                                    ====           ====          ====           ====
Basic average common shares outstanding                        5,545,478      5,731,664     5,599,358      5,793,607
                                                               =========      =========     =========      =========
Diluted average common shares outstanding                      5,642,897      5,889,374     5,717,568      5,984,594
                                                               =========      =========     =========      =========

                         Progress Financial Corporation
                                Supplemental Data



                                                         Three Months Ended             Twelve Months Ended
                                                            December 31,                   December 31,
                                                        2001            2000            2001          2000
                                                    ----------------------------    ----------------------------

Profitability Measures:
Return on average assets                                 0.25%          0.63%           0.06%         0.88%
Return on average equity                                 4.12          11.41            1.04         15.16
Net interest spread (FTE) (1)                            3.05           3.27            3.18          3.50
Net interest margin (FTE) (1)                            3.58           3.99            3.79          4.17
Efficiency ratio                                        77.65          74.37           72.57         71.40
Diluted net income per common share                    $  .10         $  .24          $  .10        $ 1.22

Selected Loan Data:
Non-performing assets                                 $10,864         $5,784         $10,864        $5,784
Ratio of non-performing assets to total assets           1.28%           .63%           1.28%          .63%
Ratio of allowance for loan and lease losses
   to total loans and leases receivable                  1.87           1.36            1.87          1.36
Ratio of allowance for loan and lease losses
   to non-performing loans and leases receivable       106.28         183.61          106.28        183.61
Loan delinquency ratio                                   2.13           2.25            2.13          2.25
Ratio of loans and leases to deposits                   84.27          87.95           84.27         87.95

Selected Equity Data:
Book value per share                                    $9.11          $8.82           $9.11         $8.82
Tangible book value per share                            8.76           8.28            8.76          8.28
Dividends per common share                                .00            .06             .12           .21
Average equity to average assets                         6.05%          5.56%           5.82%         5.78%
Tier 1 risk-based capital ratio (Bank)                  11.60           9.79           11.60          9.79
Total risk-based capital ratio (Bank)                   12.85          11.04           12.85         11.04
Tier 1 leverage ratio (Bank)                             7.90           6.46            7.90          6.46

Selected Average Balances:
   Loans, gross                                      $547,087       $565,995        $553,705      $541,178
   Earning assets                                     833,265        835,202         845,942       773,271
   Total assets                                       883,538        894,731         895,827       833,305
   Deposits                                           646,462        604,321         626,923       561,450
   Equity                                              53,483         49,723          52,140        48,141


(1)      FTE represents a fully tax equivalent basis.

                         Progress Financial Corporation
                              Supplemental Balances




Period-End Balances At :                                      December 31, 2001          December 31, 2000      % Change
                                                           ---------------------------------------------------------------

Loans and Leases, Net:
Commercial business (2)                                           $146,844                   $175,972             (16.6%)
Commercial real estate (2)                                         197,394                    178,874              10.4
Construction, net of loans in process                               77,380                     60,172              28.6
Single family residential real estate                               26,518                     34,676             (23.5)
Consumer                                                            44,821                     37,242              20.4
Leases receivable                                                   37,572                     56,183             (33.1)
                                                           ---------------------------------------------------------------
         Total loans and leases                                    530,529                    543,119              (2.3)
Allowance for loan and lease losses                                 (9,917)                    (7,407)             33.9
                                                           ---------------------------------------------------------------
         Loans and leases, net                                    $520,612                   $535,712             (2.8%)
                                                           ===============================================================

Deposits:
Non-interest bearing demand deposits                              $ 84,783                   $ 88,356              (4.0)%
NOW and SuperNow                                                   120,665                    104,047              16.0
Money Market                                                        45,779                     37,157              23.2
Passbook and Statement Savings                                      30,191                     27,337              10.4
Time deposits                                                      348,105                    360,646              (3.5)
                                                           ----------------------------------------------------------------
         Total Deposits                                           $629,523                   $617,543               1.9%
                                                           ================================================================


(2)      Includes loans held for sale: commercial business loans of $23,298 and commercial real estate loans of $2,289.



                                                                  ###

                                  Exhibit 99(b)
                  Analyst Package Distributed January 23, 2002

                                                       Three months ended                   Twelve months ended
                                                          December 31,                          December 31,
                                                                         Percent                              Percent
                                                   2001        2000       change         2001        2000       change
                                                -------------------------------------------------------------------------

Per Common Share Data
Net income:
  Basic                                            $0.10        $0.25    -60.00%         $0.10       $1.26     -92.06%
  Diluted                                           0.10         0.24    -58.33%          0.10        1.22     -91.80%
Cash dividends declared                                -         0.06   -100.00%          0.12        0.21     -42.86%
Book value                                          9.11         8.82      3.29%          9.11        8.82       3.29%
Tangible book value                                 8.76         8.28      5.80%          8.76        8.28       5.80%
Average shares outstanding:
   Basic                                       5,545,478    5,731,664     -3.25%     5,599,358   5,793,607      -3.35%
   Diluted                                     5,642,897    5,889,374     -4.19%     5,717,568   5,984,594      -4.46%

Financial Ratios

Return on average shareholders' equity             4.12%       11.41%    -63.91%         1.04%      15.16%     -93.12%
Return on average total assets                     0.25%        0.63%    -60.69%         0.06%       0.88%     -93.07%
Average yield on earning assets                    6.93%        8.79%    -21.16%         7.74%       8.72%     -11.24%
Average rate on interest bearing liabilities       3.88%        5.52%    -29.71%         4.56%       5.22%     -12.64%
Net interest spread                                3.05%        3.27%     -6.73%         3.18%       3.50%      -9.14%
Net interest margin (FTE)                          3.58%        3.99%    -10.28%         3.79%       4.17%      -9.11%
Efficiency ratio                                  77.65%       74.37%      4.41%        72.57%      71.40%       1.64%
Risk-based capital - Tier 1                       11.60%        9.79%     18.49%        11.60%       9.79%      18.49%
                   - Total capital                12.85%       11.04%     16.39%        12.85%      11.04%      16.39%
Tier 1 leverage ratio                              7.90%        6.46%     22.29%         7.90%       6.46%      22.29%
Average shareholders' equity/average total assets  6.05%        5.56%      8.92%         5.82%       5.78%       0.75%

Asset Quality (dollars in thousands)

Allowance for loan losses                        $ 9,917      $ 7,407     33.89%       $ 9,917     $ 7,407      33.89%
Allowance for loan losses/Loans                    1.87%        1.36%     37.50%         1.87%       1.36%      37.50%
Net charge-offs (recoveries)                     $ 1,615        $ 772    109.20%       $ 4,606     $ 2,936      56.88%
Net charge-offs/Average loans (annualized)         1.17%        0.54%    115.84%         0.83%       0.54%      53.33%
Nonperforming assets                            $ 10,864      $ 5,784     87.83%      $ 10,864     $ 5,784      87.83%
Nonperforming assets/Total loans plus OREO         2.08%        1.08%     92.59%         2.08%       1.08%      92.59%
Nonperforming assets/Total assets                  1.28%        0.63%    103.17%         1.28%       0.63%     103.17%
Allowance for loan losses/Nonperforming loans    106.28%      183.61%    -42.12%       106.28%     183.61%     -42.12%

Average Balances (in thousands)
Loans and leases (gross of reserves)            $547,087    $ 565,995     -3.34%      $553,705   $ 541,178       2.31%
Earning assets                                   833,265      835,202     -0.23%       845,942     773,271       9.40%
Total assets                                     883,538      894,731     -1.25%       895,827     833,305       7.50%
Deposits                                         646,462      604,321      6.97%       626,923     561,450      11.66%
Interest bearing liabilities                     719,822      726,245     -0.88%       731,650     674,091       8.54%
Shareholders' equity                              53,483       49,723      7.56%        52,140      48,141       8.31%

Period End Balances (in thousands)
Loans and leases (gross of reserves)            $530,529    $ 543,119     -2.32%      $530,529   $ 543,119      -2.32%
Total assets                                     851,380      914,249     -6.88%       851,380     914,249      -6.88%
Deposits                                         629,523      617,543      1.94%       629,523     617,543       1.94%
Total liabilities                                780,521      843,857     -7.51%       780,521     843,857      -7.51%
Shareholders' equity                              50,599       50,160      0.88%        50,599      50,160       0.88%




                                    Three months         Three months      Three months         Three months        Twelve months
                                  ended December 31,  ended September 30,  ended June 30,      ended March 31,   ended December 31,
                                  ------------------  ------------------  ----------------    -----------------  -------------------
                                            Percent             Percent             Percent              Percent             Percent
                                 2001  2000  change  2001  2000  change   2001 2000 change   2001   2000  change  2001  2000  change
                                 ----- ---- -------  ----  ---- -------   ---- ---- -------  ----   ---- -------  ----  ----  ------

TAX EQUIVALENT INCOME STATEMENT
($ in thousands,
   except per share data)
Net interest income(FTE)       $7,519 $8,380   -10% $8,210 $8,165    1% $8,112 $8,018    1% $8,235 $ 7,684    7% $32,076$32,247  -1%
FTE adjustment                   (114)  (133)   14%   (115)   (86) -34%   (118)   (87) -36%   (116)    (88) -32%    (463)  (394)-18%
                               -------------  ----  -------------  ---  -------------  ---  --------------  ---  -------------- ----
Net interest income             7,405  8,247   -10%  8,095  8,079    0%  7,994  7,931    1%  8,119   7,596    7%  31,613 31,853  -1%
Provision for losses on loans     972  1,666   -42%  1,543    517  198%  3,554  1,175  202%  1,047   1,058   -1%   7,116  4,416  61%

Non-Interest Income:
  Service charges on deposits     768    514    49%    640    493   30%    623    687   -9%    585     542    8%   2,616  2,236  17%
  Lease financing fees              1    397  -100%    231    372  -38%    242    374  -35%    277     290   -4%     751  1,433 -48%
  Mutual fund, annuity and
    insurance commissions       1,000  1,710   -42%    313  1,056  -70%    981    960    2%    800     879   -9%   3,094  4,605 -33%
  Loan brokerage and
    advisory fees                 573    540     6%    158    591  -73%    365    541  -33%    223     521  -57%   1,319  2,193 -40%
  Private equity fund
    management fees               614    614     0%    614    615    0%    615    632   -3%    614     374   64%   2,457  2,235  10%
  Gain(loss) from sale
    of securities                 509    270    89%   1,073   373  188%    (21)     2-1150%  1,258    (112)1223%  2,819     533 429%
  Client warrant income (loss)      9     41   -78%       1  (103) 101%      1    985 -100% (1,959)  2,600 -175% (1,948)  3,523-155%
  Equity (loss) in unconsolidated
    entities                      184   (802)  123%    (240)    8-3100%   (551)(1,042)  47%    (27)   (955)  97%   (634) (2,791) 77%
  Fees and other income         1,858  3,261   -43%   1,462   788   86%  1,030    785   31%  1,287     741   74%  5,637   5,575   1%
                               -------------  ----  ------------- ----   ------------- ----  -------------   ---  ------------- ----
    Total non-interest income   5,516  6,545   -16%   4,252 4,193    1%  3,285  3,924  -16%  3,058   4,880  -37% 16,111  19,542 -18%

Non-Interest Expenses:
  Salaries and employee
    benefits                    4,961  5,406    -8%   4,225 4,903  -14%   4,983 5,087   -2%  4,990   4,784    4%  19,159 20,180  -5%
  Occupancy                       648    618     5%     647   576   12%     633   513   23%    613     595    3%   2,541  2,302  10%
  Data processing                 280    223    26%     230   239   -4%     276   231   19%    215     405  -47%   1,001  1,098  -9%
  Furniture, fixtures
    and equipment                 588    563     4%     528   556   -5%     572   560    2%    546     468   17%   2,234  2,147   4%
  Loan and real estate owned
    expenses, net                 402    399     1%     557   328   70%     151   270  -44%    284     231   23%   1,394  1,228  14%
  Professional services           989    827    20%     943   500   89%     915   524   75%    815     615   33%   3,662  2,466  48%
  Capital securities expense       572    572     0%     573   537    7%     572   399   43%    561     399   41%   2,278  1,907 19%
  Other                         2,370  2,185     8%   1,705 1,538   11%   1,723 1,558   11%  1,496   1,697  -12%   7,294  6,978   5%
                               -------------   ---  -------------  ---   ------------- ---- --------------  ---   ------------- ----
    Total non-interest expense 10,810 10,793     0%   9,408 9,177    3%   9,825 9,142    7%  9,520   9,194    4%  39,563 38,306   3%
                               -------------  ----  ------------- ----   ------------- ----  --------------  ---  ------------- ----

Income from continuing operations
   before income taxes          1,139  2,333   -51%   1,396 2,578  -46%  (2,100)1,538 -237%    610   2,224  -73%   1,045  8,673 -88%
Provision for income tax expense  385    907   -58%     463   841  -45%    (731)  529 -238%    185     739  -75%     302  3,016 -90%
                               -------------  ----  ------------- ----   ------------- ----  -------------  ---   ------------- ----
Income from Continuing Operations 754  1,426   -47%     933 1,737  -46%  (1,369)1,009 -236%    425   1,485  -71%     743  5,657 -87%

 Gain on sale of discontinued
   operations,net of tax            -      -     0%       -     6 -100%       - 1,513 -100%      -       -    -        -  1,519-100%
 Income from discontinued
   operations, net of tax           -      -     0%       -     9 -100%       -    61 -100%      -      53 -100%       -    123-100%
                               -------------  ----  ------------- ----   ------------- ----  -------------- ---   ------------- ----

Income before extraordinary loss  754  1,426   -47%     933 1,752  -47%  (1,369)2,583 -153%    425   1,538  -72%     743  7,299 -90%

Extraordinary loss on
 extinguishment of debt net of tax(199)    -     0%       -    -     0%       -     -    0%      -       -    0%    (199)     -   0%
                               -------------  ----  ------------- ----   ------------- ----  --------------  ---  ------------- ----

Net income                      $ 555 $1,426   -61%   $933 $1,752  -47% $(1,369)$2,583-153%  $ 425  $1,538  -72%   $ 544 $7,299 -93%
                               =============  ===== ============= ===== ============== ===   =============== ===  ============= ====

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                         Fourth      Third      Second      First         Year-
                         2000                             Quarter     Quarter     Quarter    Quarter       to-date
                         ----                           ----------- ----------- ---------- -----------   ----------

FTE interest income                                       $18,449     $17,256    $16,418     $15,299      $67,422
Interest expense                                           10,069       9,091      8,400       7,615       35,175
                                                       -----------  ----------- ---------- -----------   ----------

FTE net interest income                                     8,380       8,165      8,018       7,684       32,247
Less: FTE adjustment                                         (133)        (86)       (87)        (88)        (394)
                                                        ----------  ----------- ---------- -----------   ----------
Net Interest Income                                         8,247       8,079      7,931       7,596       31,853

Provision for Losses on Loans                               1,666         517      1,175       1,058        4,416

Non-Interest Income:
  Service charges on deposits                                 514         493        687         542        2,236
  Lease financing fees                                        397         372        374         290        1,433
  Mutual fund, annuity and insurance commissions            1,710       1,056        960         879        4,605
  Loan brokerage and advisory fees                            540         591        541         521        2,193
  Private equity fund management fees                         614         615        632         374        2,235
  Gain(loss) from sale of securities                          270         373          2        (112)         533
  Client warrant income (loss)                                 41        (103)       985       2,600        3,523
  Equity (loss) in unconsolidated entities                   (802)          8     (1,042)       (955)       (2,791)
  Fees and other income                                     3,261         788        785         741        5,575
                                                        ----------  ----------- ---------- -----------   ----------
    Total non-interest income                               6,545       4,193      3,924       4,880       19,542

Non-Interest Expenses:
  Salaries and employee benefits                            5,406       4,903      5,087       4,784       20,180
  Occupancy                                                   618         576        513         595        2,302
  Data processing                                             223         239        231         405        1,098
  Furniture, fixtures and equipment                           563         556        560         468        2,147
  Loan and real estate owned expenses, net                    399         328        270         231        1,228
  Professional services                                       827         500        524         615        2,466
  Capital securities expense                                   572         537        399         399        1,907
  Other                                                     2,185       1,538      1,558       1,697        6,978
                                                       -----------  ----------- ---------- -----------   ----------
    Total non-interest expenses                            10,793       9,177      9,142       9,194       38,306

Income from Continuing Operations Before Income Taxes       2,333       2,578      1,538       2,224        8,673
Provision for income tax expense                              907         841        529         739        3,016
                                                       -----------  ----------- ---------- -----------   ----------
Income from Continuing Operations                           1,426       1,737      1,009       1,485        5,657

  Gain on sale of discontinued operations, net of tax           -           6      1,513           -        1,519
  Income from discontinued operations, net of tax               -           9         61          53          123
                                                       -----------  ----------- ---------- -----------   ----------
Net Income                                                 $1,426      $1,752     $2,583      $1,538       $7,299
                                                       ===========  =========== ========== ===========   ==========

Other Data:
EPS - Basic income from continuing operations               $0.25       $0.30      $0.18       $0.25        $0.98
EPS - Diluted income from continuing operations             $0.24       $0.29      $0.17       $0.25        $0.95
EPS - Basic                                                 $0.25       $0.30      $0.45       $0.26        $1.26
EPS - Diluted                                               $0.24       $0.29      $0.43       $0.26        $1.22
ROA                                                          0.63%       0.83%      1.27%       0.79%        0.88%
ROE                                                         11.41%      14.33%     22.69%      12.81%       15.16%
Net interest margin (FTE)                                    3.99%       4.18%      4.25%       4.28%        4.17%
Dividends declared on common stock                          $0.06       $0.05      $0.05       $0.05        $0.21
FTE employees                                                 313         326        319         301          313
FTE employees -- Continued Operations                         313         326        319         279          313


QUARTERLY INCOME STATEMENT
(Unaudited)
($ in thousands, except per share)                 Fourth       Third      Second       First       Year-
                     2001                         Quarter      Quarter    Quarter      Quarter     to-date
                                                -----------------------------------------------  -----------

FTE interest income                               $ 14,565    $ 16,445    $ 17,024    $ 17,414     $ 65,448
Interest expense                                     7,046       8,235       8,912       9,179       33,372
                                                -----------  ---------- -----------------------  -----------

FTE net interest income                              7,519       8,210       8,112       8,235       32,076
Less: FTE adjustment                                  (114)       (115)       (118)       (116)        (463)
                                                -----------  ---------- -----------------------  -----------
Net Interest Income                                  7,405       8,095       7,994       8,119       31,613

Provision for Losses on Loans                          972       1,543       3,554       1,047        7,116

Non-Interest Income:
  Service charges on deposits                          768         640         623         585        2,616
  Lease financing fees                                   1         231         242         277          751
  Mutual fund, annuity and insurance commissions     1,000         313         981         800        3,094
  Loan brokerage and advisory fees                     573         158         365         223        1,319
  Private equity fund management fees                  614         614         615         614        2,457
  Gain(loss) from sale of securities                   509       1,073         (21)      1,258        2,819
  Client warrant income                                  9           1           1      (1,959)      (1,948)
  Equity (loss) in unconsolidated entities             184        (240)       (551)        (27)        (634)
  Fees and other income                              1,858       1,462       1,030       1,287        5,637
                                                 ----------  ---------- -----------------------  -----------
    Total non-interest income                        5,516       4,252       3,285       3,058       16,111

Non-Interest Expenses:
  Salaries and employee benefits                     4,961       4,225       4,983       4,990       19,159
  Occupancy                                            648         647         633         613        2,541
  Data processing                                      280         230         276         215        1,001
  Furniture, fixtures and equipment                    588         528         572         546        2,234
  Loan and real estate owned expenses, net             402         557         151         284        1,394
  Professional services                                989         943         915         815        3,662
  Capital securities expense                            572         573         572         561        2,278
  Other                                              2,370       1,705       1,723       1,496        7,294
                                                 ----------  ---------- -----------------------  -----------
    Total non-interest expenses                     10,810       9,408       9,825       9,520       39,563

Income from Continuing Operations
    Before Income Taxes                              1,139       1,396      (2,100)        610        1,045
Provision for income tax expense                       385         463        (731)        185          302
                                                -----------  ---------- -----------------------  -----------
Income from Continuing Operations                      754         933      (1,369)        425          743

  Gain on sale of discontinued operations, net of tax    -           -           -           -            -
  Income from discontinued operations, net of tax        -           -           -           -            -

                                                 ----------  ---------- -----------  ----------  -----------
Income before extraordinary loss                       754         933      (1,369)        425          743

Extraordinary loss on
   extinguishment of debt, net of tax                 (199)          -           -           -         (199)

                                                 ----------  ---------- -----------  ----------  -----------
Net Income                                           $ 555       $ 933    $ (1,369)      $ 425        $ 544
                                                 ==========  ========== =======================  ===========

Other Data:
EPS - Basic income from continuing operations        $0.13       $0.17      ($0.24)      $0.07        $0.13
EPS - Diluted income from continuing operations      $0.13       $0.17      ($0.24)      $0.07        $0.13
EPS - Basic                                          $0.10       $0.17      ($0.24)      $0.07        $0.10
EPS - Diluted                                        $0.10       $0.17      ($0.24)      $0.07        $0.10
ROA                                                   0.25%       0.41%      -0.61%       0.20%        0.06%
ROE                                                   4.12%       7.25%     -10.57%       3.31%        1.04%
Net interest margin (FTE)                             3.58%       3.78%       3.79%       4.03%        3.79%
Dividends declared on common stock                   $0.00       $0.00       $0.06       $0.06        $0.12
FTE employees                                          306         302         318         298          306
FTE employees--Continued Operations                    306         302         318         298          306


ASSET QUALITY
(Unaudited)
                                                     2001                                                 2000
                                ---------------------------------------------     --------------------------------------------------
($ in thousands)                 Year-    Fourth    Third   Second     First       Year-     Fourth     Third     Second      First
Allowance for Loan Losses       to-date  Quarter   Quarter  Quarter   Quarter     to-date   Quarter    Quarter    Quarter    Quarter
-------------------------       -------  -------   -------  -------   -------     -------   -------    -------    -------    -------
 Balance at beginning
    of period                  $ 7,407  $10,560   $10,309  $ 7,708    $ 7,407    $ 5,927    $ 6,513    $ 6,527   $ 5,618    $ 5,927
Provision                        7,116      972     1,543    3,554      1,047      4,416      1,666        517     1,175      1,058
 Charge-offs                     5,299    2,124     1,344    1,049        782      3,618        839        704       542      1,533
                               -------  -------   -------  -------    -------    -------    -------    -------   -------    --------
 Recoveries                       (693)    (509)      (52)     (96)       (36)      (682)       (67)      (173)     (276)      (166)
                               -------  -------   -------  -------    -------    -------    -------    -------   -------    --------
   Net loan charge-offs          4,606    1,615     1,292      953        746      2,936        772        531       266      1,367
                               -------  -------   -------  -------    -------    -------    -------    -------   -------    --------

 Balance at end of period      $ 9,917  $ 9,917   $10,560  $10,309    $ 7,708    $ 7,407    $ 7,407     $6,513   $ 6,527    $ 5,618
                               =======  =======   =======  =======    =======   ========    =======     =======  =======    ========

Allowance as percentage of loans  1.87%   1.87%     1.92%    1.82%       1.39%      1.36%      1.36%      1.16%     1.20%      1.04%

Net charge-offs/average loans     0.83%   0.30%     0.23%    0.17%       0.14%      0.54%      0.14%      0.10%     0.05%      0.26%

Allowance as percentage of
   non-performing loans         106.28% 106.28%   221.15%  203.21%     128.42%    183.61%    183.61%    149.79%   162.08%    135.73%


Non-performing assets
----------------------
 Non-accrual loans and leases  $ 9,331 $ 9,331   $ 4,775  $ 5,073     $ 6,002    $ 4,034    $ 4,034    $ 4,348   $ 4,027    $ 4,139
 Other real estate owned         1,533   1,533     1,498    3,340       1,356      1,750      1,750      3,536     5,692          -
                               -------  -------   -------  -------    -------    -------    -------    -------   -------    --------
 Total non-performing assets  $ 10,864  10,864   $ 6,273  $ 8,413     $ 7,358    $ 5,784    $ 5,784    $ 7,884   $ 9,719    $ 4,139
                               =======  =======   =======  =======    =======   ========    =======     =======  =======    ========

Non-performing assets to:
  Loans and leases plus OREO      2.08%   2.08%     1.16%    1.50%       1.34%      1.08%      1.08%      1.41%     1.80%      0.77%
  Total assets                    1.28%   1.28%     0.72%    0.92%       0.81%      0.63%      0.63%      0.90%     1.16%      0.50%

Loans past due 90 days          $1,125  $1,125    $2,540   $2,473      $2,971     $4,502     $4,502     $2,015    $3,049     $4,569


Total under-performing assets  $11,989 $11,989    $8,813  $10,886     $10,329    $10,286    $10,286     $9,899   $12,768     $8,708


AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                 2001                                               2000
                                ------------------------------------------------   -------------------------------------------------
($ in thousands)                Fourth     Third   Second      First      Year-    Fourth     Third     Second      First     Year-
Average balances                Quarter   Quarter  Quarter    Quarter    to-date   Quarter   Quarter    Quarter    Quarter   to-date
                                -------   -------  -------    -------    -------   -------   -------    -------    -------   -------
 Cash and due from banks
    (Interest-earning)        $ 27,686   $26,971  $ 21,353  $ 26,385   $ 25,606  $ 27,595   $ 18,630   $ 22,015   $ 16,945  $ 21,244
 Trading securities                  -         -         -         -          -         -          -          -      1,077       264
 Loans,net of unearned discounts:
     Commercial business       158,298   182,187   186,230   177,260    175,959   164,230    149,579    140,605    130,946   146,332
     Commercial mortgage       200,495   195,209   185,864   179,400    190,313   174,199    166,918    172,716    166,847   170,180
     Residential real estate    28,123    30,887    32,436    33,870     31,312    35,568     38,866     41,205     40,686    39,078
     Construction loans         76,503    68,694    70,094    64,141     69,889    58,052     48,936     50,959     59,720    54,435
     Consumer                   45,008    41,612    38,742    37,401     40,714    40,371     38,080     36,850     34,853    37,538
     Lease financing            38,660    43,962    45,513    54,123     45,518    93,575     97,348     95,065     88,474    93,615
                              --------  --------  --------  --------   --------  --------   --------   --------   --------  --------
    Total loans                547,087   562,551   558,879   546,195    553,705   565,995    539,727    537,400    521,526   541,178
 Investment securities
  (available for sale)           5,608     4,719     5,873    23,269     10,798    26,916     28,467     30,324     31,429    29,283
 Investment securities
  (held to maturity)            37,970    37,675    37,381    38,261     37,821    40,460     35,205     34,874     34,418    36,246
 Mortgage-backed securities    214,914   230,158   235,432   195,436    218,012   174,236    155,086    134,391    116,534   145,056
                              --------  --------  --------  --------   --------  --------   --------   --------   --------  --------
 Earning assets                833,265   862,074   858,918   829,546    845,942   835,202    777,115    759,004    721,929   773,271
 Cash and due from banks
    (non-interest bearing)      16,788    16,663    16,206    16,612     16,568    18,125     17,270     15,146     16,426    16,762
 Other non-earning assets       33,485    30,158    32,054    37,394     33,317    41,404     46,102     46,007     40,400    43,272
                              --------  --------  --------  --------   --------  --------   --------   --------   --------  --------
     Total assets             $883,538  $908,895  $907,178  $883,552   $895,827  $894,731   $840,487   $820,157   $778,755  $833,305
                              ========  ========  ========  ========   ========  ========   ========   ========   ========  ========

Deposits:
   Demand                     $ 81,334  $ 77,796   $69,629  $ 80,637   $ 77,352  $ 74,730    $70,700   $ 75,546    $69,559   $72,626
  Interest bearing:
     NOW and Supernow accounts 118,912   116,900   113,218   104,396    113,406    96,067     95,516     93,225     83,141    91,975
     Money Market Accounts      45,471    40,946    37,282    45,848     42,382    39,713     37,133     36,234     35,855    37,223
     Passbook and Stmt Savings  30,036    29,086    28,614    27,804     28,892    27,704     29,148     30,699     31,452    29,752
     Time deposits             370,709   373,851   362,414   352,287    364,891   366,107    335,111    312,146    306,189   329,874
                              --------  --------  --------  --------   --------  --------   --------   --------   --------  --------
   Total interest bearing
      deposits                 565,128   560,783   541,528   530,335    549,571   529,591    496,908    472,304    456,637   488,824
 Federal Home Loan
   Bank borrowings             126,891   127,000   126,999   121,366    125,584   112,693    100,500     98,658     88,126   100,010
 Other borrowings               27,803    62,632    81,071    54,704     56,495    83,961     83,085     89,722     84,257    85,257
                              --------  --------  --------  --------   --------  --------   --------   --------   --------  --------
 Interest bearing liabilities  719,822   750,415   749,598   706,405    731,650   726,245    680,493    660,684    629,020   674,091
 Non-interest bearing
   liabilities                   8,645     9,352    15,747    24,248     14,440    23,805     18,636     23,689     17,425    20,652
 Capital securities             20,254    20,250    20,241    20,235     20,245    20,228     22,009     14,458     14,453    17,795
 Total shareholders' equity     53,483    51,082    51,963    52,027     52,140    49,723     48,649     45,780     48,298    48,141
                              --------  --------  --------  --------   --------  --------   --------   --------   --------  --------
Total Liabilities and
   Shareholders' Equity       $883,538  $908,895  $907,178  $883,552   $895,827  $894,731   $840,487   $820,157   $778,755  $833,305
                              ========  ========  ========  ========   ========  ========   ========   ========   ========  ========

AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                   2001                                                    2000
                                -----------------------------------------------  ---------------------------------------------------
                                Fourth    Third    Second    First    Year-      Fourth     Third     Second      First      Year-
Average yields and rates        Quarter  Quarter   Quarter  Quarter  to-date     Quarter   Quarter    Quarter    Quarter    to-date
------------------------        -------  -------   -------  -------  -------     -------   -------    -------    -------    --------

Interest - earning assets
Interest-earning deposits        2.03%    3.28%     4.21%    5.47%      3.69%       6.14%     6.58%      6.34%      5.67%     6.21%
Investment securities            6.55%    6.90%     6.84%    7.17%      6.75%       7.08%     6.83%      6.75%      6.37%     6.76%
Mortgage-backed securities       5.86%    6.29%     6.53%    6.80%      6.39%       7.14%     7.21%      7.37%      7.12%     7.21%
Single family residential loans  7.42%    7.89%     8.36%    9.78%      8.41%       7.81%     7.78%      7.55%      7.50%     7.65%
Commercial real estate loans     8.15%    8.39%     8.60%    8.95%      8.51%       8.75%     8.91%      8.87%      8.68%     8.80%
Construction loans               7.08%    8.43%     9.20%   10.38%      8.69%      11.41%    11.60%     10.52%     10.23%    10.92%
Commercial business loans        6.81%    8.18%     8.61%    9.54%      8.32%       9.91%     9.62%      9.14%      8.90%     9.43%
Lease financing                 10.66%   10.06%    10.73%   10.33%     10.44%      10.93%    11.08%     11.27%     11.35%    11.16%
Consumer loans                   6.71%    7.31%     7.67%    7.86%      7.35%       8.30%     8.25%      8.08%      7.81%     8.12%
                                -----    -----     -----    -----      -----       -----     -----      -----      -----     -----
  Total interest-earning assets  6.93%    7.57%     7.95%    8.51%      7.74%       8.79%     8.83%      8.70%      8.52%     8.72%
                                -----    -----     -----    -----      -----       -----     -----      -----      -----     -----

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW              1.68%    2.27%     2.81%    3.41%      2.51%       3.53%     3.54%      3.34%      3.10%     3.39%
   Money Market                  1.88%    2.48%     2.63%    3.50%      2.62%       3.31%     3.16%      3.12%      2.98%     3.15%
   Passbook and
    Statement Savings            1.14%    1.47%     1.60%    1.71%      1.47%       1.78%     1.77%      1.76%      1.78%     1.77%
   Time deposits                 4.36%    4.97%     5.52%    6.07%      5.21%       6.19%     5.99%      5.72%      5.47%     5.86%
                                -----    -----     -----    -----      -----       -----     -----      -----      -----     -----
  Total interest -
     bearing deposits            3.43%    4.04%     4.54%    5.10%      4.26%       5.26%     5.06%      4.80%      4.59%     4.94%
FHLB borrowings                  5.50%    5.59%     5.49%    5.65%      5.60%       6.06%     5.98%      5.85%      5.50%     5.87%
Other borrowings                 5.37%    4.68%     4.95%    5.93%      5.20%       6.40%     6.05%      5.97%      5.73%     6.03%
                                -----    -----     -----    -----      -----       -----     -----      -----      -----     -----
  Total interest -
    bearing liabilities          3.88%    4.35%     4.77%    5.27%      4.56%       5.52%     5.31%      5.11%      4.87%     5.22%
                                -----    -----     -----    -----      -----       -----     -----      -----      -----     -----
Interest Rate Spread             3.05%    3.22%     3.18%    3.24%      3.18%       3.27%     3.52%      3.59%      3.65%     3.50%
Net Interest Margin              3.58%    3.78%     3.79%    4.03%      3.79%       3.99%     4.18%      4.25%      4.28%     4.17%
Avg Int-earning assets to
    int-bearing liabilities    115.76%  114.88%   114.58%  117.43%    115.62%     115.00%   114.20%    114.88%    114.77%   114.71%

PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                             2001                                               2000
                                           ----------------------------------------   --------------------------------------------
                                           Fourth     Third      Second     First      Fourth      Third      Second        First
($ in thousands)                           Quarter   Quarter     Quarter   Quarter     Quarter     Quarter    Quarter      Quarter

Assets
------
 Cash and due from bank(interest bearing) $ 11,276  $ 15,545   $ 11,342   $ 16,548    $ 59,637   $ 16,380   $ 18,658      $ 19,668
 Loans and lease(net)                      520,612   538,741    555,981    548,749     535,712    555,630    535,354       535,084
 Investment securities:
   Held-to-maturity:
     Book                                   38,173    37,869     37,570     37,278      41,940     35,382     35,103        34,578
     Market                                 38,020    38,077     37,330     37,350      40,225     32,031     33,440        33,151
   Available-for-sale                        6,682     5,217      5,965      5,826      21,698     27,558     28,830        32,167
 Mortgage-backed securities                205,146   191,714    239,829    241,431     183,468    175,960    152,779       135,162
                                          --------  --------   --------   --------    --------   --------   --------      --------
 Earning assets                            781,889   789,086    850,687    849,832     842,455    810,910    770,724       756,659
 Cash and due from bank
   (non-interest bearing)                   21,250    30,126     16,631     14,009      25,360     18,076     16,926        18,687
 Other non-earning assets                   48,241    56,587     47,052     41,066      46,434     49,308     51,659        46,101
 Net assets of discontinued operations           -         -          -          -           -          -          -         1,164
                                          --------  --------   --------   --------    --------   --------   --------      --------
Total assets                              $851,380  $875,799   $914,370   $904,907    $914,249   $878,294   $839,309      $822,611
                                          ========  ========   ========   ========    ========   ========   ========      ========

Liabilities and shareholders' equity
------------------------------------
Deposits:
   Demand                                 $ 84,783  $ 79,318   $ 76,588   $ 67,105    $ 88,356   $ 77,558   $ 79,213      $ 80,230
   Interest bearing                        544,740   550,417    556,283    528,067     529,187    512,087    491,120       467,410
                                          --------  --------   --------   --------    --------   --------   --------      --------
     Total deposits                        629,523   629,735    632,871    595,172     617,543    589,645    570,333       547,640
 Federal Home Loan Bank borrowings         117,000   127,000    127,000    127,000     127,000    100,500    100,500        88,000
 Other borrowings                           23,568    34,147     72,549     89,738      67,360     91,689     90,630        91,111
                                          --------  --------   --------   --------    --------   --------   --------      --------
 Interest bearing liabilities              770,091   790,882    832,420    811,910     811,903    781,834    761,463       726,751
 Other Liabilities                          10,430    12,157     12,073     20,695      31,954     27,912     16,590        35,011
                                          --------  --------   --------   --------    --------   --------   --------      --------
 Total liabilities                         780,521   803,039    844,493    832,605     843,857    809,746    778,053       761,762
 Capital Securities                         20,260    20,253     20,246     20,239      20,232     20,225     14,461        14,456
 Total shareholders' equity                 50,599    52,507     49,631     52,063      50,160     48,323     46,795        46,393
                                          --------  --------   --------   --------    --------   --------   --------      --------
Total Liabilities, cap sec, and equity   $ 851,380 $ 875,799  $ 914,370  $ 904,907   $ 914,249  $ 878,294  $ 839,309     $ 822,611
                                          ========  ========   ========   ========    ========   ========   ========      ========

Other selected balances
 Intangible assets -- Goodwill               1,974     2,478      2,541      2,605       3,042      5,377      5,499         5,832
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                         (685)    1,848         48        130      (1,799)    (3,330)    (3,749)       (2,023)

Capital Data
(Unaudited)

                                                         2001                                               2000
                                 ------------------------------------------------     ----------------------------------------------
                                  Fourth     Third    Second    First     Year-       Fourth   Third      Second   First     Year-
                                  Quarter   Quarter   Quarter   Quarter   to-date    Quarter   Quarter   Quarter   Quarter  to-date
                                -------------------------------------------------    -----------------------------------------------

Per common share
----------------
Shares outstanding:
    Average-basic               5,545,478 5,584,133  5,584,582 5,684,940 5,599,358 5,731,664 5,801,653 5,795,006 5,846,695 5,793,607
    Average-diluted             5,642,897  5,680,014 5,715,918 5,829,134 5,717,568 5,889,374 6,005,429 5,991,080 6,048,070 5,984,594
   Period-end                   5,551,535  5,584,361 5,563,378 5,648,895 5,551,535 5,688,594 5,773,706 5,798,495 5,813,995 5,688,594
Book value                          $9.11      $9.40     $8.92     $9.22     $9.11     $8.82     $8.37     $8.07     $7.98     $8.82
Tangible Book Value                 $8.76      $8.96     $8.46     $8.76     $8.76     $8.28     $7.44     $7.12     $6.98     $8.28
Price:
    High                          7   3/5   7  47/50   8   2/5   9   5/8   9   5/8    10 3/4 12 79/128 11 27/32  12 67/256 12 79/128
    Low                          5   9/10    5   3/5   6   7/8  7   1/16   5   3/5     7 1/8 11  3/16 10 15/128  10 107/256  7   1/8
    Close                         7   1/2    6   2/5  7  19/20   7   3/8   7   1/2    7 1/8  11  1/41 11 201/256 10 107/256  7   1/8
Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital                 $66,395    $65,343   $61,449   $61,935   $66,395  $57,921    $55,182   $53,125   $50,282  $55,182
     % risk adjusted assets         11.60%     11.34%    10.32%    10.61%    11.60%    9.79%      9.23%     9.24%     9.05%    9.23%
   Total capital                  $73,582    $72,583   $68,929   $69,236   $73,582  $65,311    $61,678   $59,633   $55,873  $61,678
     % risk adjusted assets         12.85%     12.59%    11.57%    11.86%    12.85%   11.04%     10.32%    10.37%    10.06%   10.32%
Tier 1 leverage ratio                7.90%      7.58%     6.83%     6.95%     7.90%    6.46%      6.42%     6.42%     6.22%    6.42%
Average shareholders' equity to
   total average assets              6.05%      5.62%      5.73%    5.89%     5.82%    5.56%      5.79%     5.58%     6.20%    5.78%

